Radian Mortgage Securities LLC ABS-15G

Exhibit 99.17

PHOENIX
TRADING | MORTGAGE SERVICES | ANALYTICS

RMCT 2025-J3

Third-Party Due Diligence Review

Executive Summary

Submittal Date:
07.08.2025

Third-Party Diligence | Servicing Oversight | Quality Control | Underwriting | Asset Management

1

Table of Contents

Phoenix Overview	2
Services Description	2
Summary of Findings and Conclusions	9

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Phoenix Overview

Phoenix Collateral Advisors, LLC (“PHOENIX”) performed third-party diligence review services (the “Review”) described herein on forty-three (43) residential mortgage loans originated by multiple lenders and acquired by Radian Mortgage Capital (the “Client”). Reviews were conducted from January 2025 through May 2025 on loans with origination dates from December 2024 through May 2025 via files imaged and provided by the Client or its designee for Review.

Services Description

A.	Sample Size and Selection Method

The final loan selection consisted of forty-three (43) residential mortgage loans with a total original principal balance of $26,679,525. Phoenix is unaware of the overall population for securitization as the Review was performed without knowledge of the full selection. Loan reviews were performed on the entire population referred to Phoenix by the Client. The scope for the loan reviews completed is outlined below:

●	Compliance Review - 43 Loan Reviews

●	Credit Review - 43 Loan Reviews

●	Valuation Review - 43 Loan Reviews

●	Data Integrity - 43 Loan Reviews

B.	Data Compare and Integrity Review on the assets.

For the forty-three (43) residential mortgage loans reviewed, Phoenix compared data fields provided by the loan management platform provided by the Client against data found in the actual file as captured by Phoenix. This comparison, when data was available, included the following data fields:

AllOtherPayments	DiscountPoints	PrimaryAppraiserName
AmortizationTerm	DSCR	PrimaryMortgageorRentTimes30
AppraiserCertorLicenseNumber	EscrowWaiverinFile	PrimaryMortgageorRentTimes60
AssessorsParcelNumberAPN	FinalAppraisalDate	PrimaryMortgageorRentTimes90
AusFindings	FinalAppraiserCompany	PropertyAddress
B1BirthDate	FirstPaymentDate	PropertyCity
B1Citizen	FirstTimeHomebuyerMtrade	PropertyCounty
B1Ethnicity	FloodZoneIndicator	PropertyDescription
B1FirstName	InitialMonthlyPIOrIOPayment	PropertyRights
B1Gender	InterestedPartyContributions	PropertyState
B1LastName	InterestOnlyFlag	PropertyType
B1MaritalStatus	InterestRate	PropertyZipCode
B1OriginationFICO	LevelofPropertyReview	PurchasePrice
B1QualifyingIncome	LienPosition	QualifyingCLTV
B1Race	LoanAmount	QualifyingFICO
B1SelfEmploymentFlag	LoanID	QualifyingHLTV
B1SSN	LoanOriginatorNMLS	QualifyingHousingDebtincomeRatio
B2BirthDate	LoanPurpose	QualifyingInterestRate
B2Citizen	LoanType	QualifyingLoanAmount
B2Ethnicity	MaturityDate	QualifyingLTV
B2FirstName	MonthlyHOADollar	QualifyingMonthlyPIAmount
B2Gender	MonthlyPaymentofOtherLien	QualifyingTotalDebtIncomeRatio
B2LastName	MonthlyPropertyTaxAmount	QualifyingTotalReservesNumberofMonths
B2OriginationFICO	MtradeProjectType	RefinanceType
B2QualifyingIncome	NoteDate	ReviewedAppraisedPropertyValue
B2Race	NoteType	SalesPrice
B2SelfEmploymentFlag	NumberofUnits	Term
B2SSN	Occupancy	TotalClosingCosts
CashOutIncludeDebtPaidatClose	PrepaymentPenaltyFlag	TotalMonthlyPropertyInsuranceAmount
CashtoClose	PrimaryAppraisedPropertyValue	TotalOtherREONetRentalIncome
TotalQualifiedAssetsAvailable
TotalQualifiedAssetsforReservesPostClose

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Additionally, Phoenix verified:

a.	Listed borrowers signed documents requiring a signature,

b.	That all riders needed for the terms of the mortgage and mortgage note were attached to the respective documents,

c.	That social security numbers/EIN across documents were consistent.

C.	Origination of the assets review scope and methodology, including conformity to provided underwriting guidelines, standards, criteria, or other requirements.

Phoenix thoroughly reviewed mortgage loan origination documentation to ensure alignment with provided underwriting guidelines, standards, criteria, and any other specified requirements, including the Ability to Repay and Qualified Mortgage criteria detailed below. Additionally, where relevant, the Review encompassed verification against the Automated Underwriting System output in the mortgage loan file. The following client guidelines were provided to conduct reviews:

a.	Radian Agency Fixed Rate Program,

b.	Radian Jumbo AUS Program,

c.	Radian Jumbo Manual UW Program.

Phoenix’s credit scope conducted for this transaction included reviewing (a) whether the borrower(s) conformed to provided guidelines, (b) Recalculated income, liabilities, LTV, CLTV, and debt-to-income ratios (DTI) and comparing these against provided guidelines, (c) analyzed asset statements to determine whether funds to close and reserves were within provided guidelines, (d) confirmed that credit scores (FICO) and credit histories were within provided guidelines, (e) evaluated evidence of borrower’s willingness and ability to repay the obligation.

Credit Application: For the credit application, Phoenix captured relevant data points and validated that the application:

a.	Was executed by all listed borrowers,

b.	Properly dated,

c.	All applicable sections were completed in their entirety,

d.	Included the borrower’s employment history,

e.	Included all known borrower-owned properties,

f.	First-time home buyer status,

g.	Citizenship and eligibility.

Credit Report: Phoenix validated that a credit report that met guidelines requirements was present for each borrower and that such borrower’s credit profile adhered to the provided guidelines. To make this determination, Phoenix:

a.	Confirm the report was a tri-merge and prepared within 180 days of the origination date,

b.	Confirm that the mid score meets the minimum FICO score in the provided guidelines,

c.	Captured data:

i.	monthly consumer debt payments for DTI calculation,

ii.	installment and revolving payment history,

iii.	mortgage/rental payment history,

iv.	foreclosure, bankruptcy, short sale, deed in lieu information,

v.	number of tradelines,

vi.	max credit and current Balance to determine credit usage ratio,

vii.	representative credit score and methodology.

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Employment and Income: Phoenix confirmed whether all applicable supporting documentation required by guidelines and Appendix Q or Ability to Repay (“ATR”) was present in the file. The documentation was used to verify whether the income used to qualify for the loan was calculated following the guidelines provided and included such documents as:

a.	All borrower paystubs, W-2 forms, tax returns, financial statements, IRS tax transcripts, bank statements, award letters, lease agreements,

b.	Verbal or written employment verifications,

c.	Third-party verification of employment/business prior to close.

Asset Review: Phoenix evaluated asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the mortgage loan file and supported the assets required to close, including closing costs and prepaid items and/or meet reserve requirements. Using applicable documentation, Phoenix sourced and verified large deposits, down payment, gift funds, and account transfers,

a.	Verification-of-deposit (VOD), account statements, stock or security account statements, escrow or earnest money deposits,

b.	gift fund letters, source bank statements, and deposit receipts,

c.	settlement statements or other evidence of conveyance and transfer of funds for any sale of an asset,

d.	other additional asset documentation.

Hazard/Flood Insurance/Taxes: Phoenix reviewed proper insurance documentation was present for the mortgage loan and captured relevant data, along with confirming:

a.	Hazard insurance meets the minimum coverage required by guidelines, and the policy contains the correct standard mortgagee clause; confirm the premium for both the hazard policy and applicable flood insurance policy for accurate DTI calculation,

b.	Policy is effective as of the loan disbursement date with a minimum 12-month term,

c.	Flood certification was provided, with a flood zone determination of “life of loan” service, for the correct property, lender,

d.	If flood insurance is required, confirm the insurance and coverage meet the minimum guideline requirements required by the National Flood Insurance Act of 1968, as amended for individual, PUD, or condominium properties as applicable,

e.	For condominium properties, a master policy is provided meeting the minimum liability coverage and insurance for the project, and unit (walls-in) must meet the applicable Agency requirements,

f.	Reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current,

g.	Where applicable and per state and local requirements, flood/earthquake/windstorm insurance is present.

Title Review: Phoenix determined the title insurance met the specifications for agency loan programs and Fannie Mae for non-agency loan programs and verified:

a.	the title commitment provided reflected the appropriate proposed vesting is in the name of the borrower, the amount of title coverage was equal to the loan amount,

b.	review chain of title provided,

c.	the commitment addressed issues such as assessments, covenants, conditions, and restrictions; foreclosures; bankruptcies; judgment liens; and state and federal tax liens,

d.	determine the intended lien priority of the subject mortgage is in the first position with no subordinate liens,

e.	determine that all applicable endorsements are to be included with the final title policy.

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Fraud Review: Phoenix reviewed comprehensive fraud, OFAC, and background check reports for each borrower/guarantor mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Phoenix conditioned the mortgage loan for the missing fraud report product.

Where a report(s) present, Phoenix reviewed for:

a.	Any name variations for the borrowers,

b.	Any social security number inconsistencies for the borrowers,

c.	Any potential occupancy issues based on the borrower’s address history,

d.	Any Previous felony convictions, misdemeanor convictions involving fraud, embezzlement, or other similar crimes,

e.	Any judgments and liens,

f.	Any party reflected on industry or Agency Exclusionary Lists that played a role during the origination through close of the loan,

g.	Whether a National of a Sanctioned Country was involved,

h.	Any additional consumers associated with the borrowers’ profile. If any findings were noted, Phoenix confirmed that such findings alerts, red flags, and/or variations were addressed with applicable supporting documentation provided.

AUS Review: Phoenix confirmed the underwriter’s Risk Assessment to approve the loan based on AUS recommendation and agency, and the AUS Summary reflected an Approved/Eligible or Accept decision, and income, asset, credit, and valuation documentation was provided pursuant to the findings. All Jumbo loans were confirmed to be approved with a manual underwrite and reviewed according to the Client’s Jumbo guidelines provided.

Additional Review of Mortgage Loan File: Phoenix also reviewed the closing documents to ensure that the mortgage loan file information is complete and accurate. Additional items included in the Review include:

a.	If the property is located in an area that was listed as a FEMA disaster zone post-origination, an exterior inspection is reviewed,

b.	General conformity to Fannie Mae or FreddieMac approved formats at origination where applicable,

c.	All borrowers signed documents requiring a signature, and the Note was not electronically executed,

d.	All riders required by the terms of the mortgage and mortgage note were attached to the respective document,

e.	Social security numbers across documents were consistent, and

f.	Debt-to-Income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) and the characteristics of the mortgage loan (purpose, occupancy, program, property type) conformed to provided guidelines.

Valuation Review Method and Protocol: Phoenix’s Review included an analysis of third-party appraisal and secondary valuation products used to determine the value of the collateral during origination and applied the Client’s valuation waterfall guidelines when required. Phoenix confirmed that the appraisal reports were dated within 120 days of the closing date and were USPAP/FIRREA compliant with interior/exterior appraisals with an as-is value. Phoenix evaluated whether the subject property eligibility adhered to guidelines. If needed, Phoenix used independent valuation products, or Collateral Desktop Analysis (CDA), to determine if the appraised value was reasonably supported and within 10% of the original appraised value. If there was a variance, an additional appraisal was obtained, and the lower of the two values was used for origination. Moreover, Phoenix confirmed consistency among the valuation products and if there were discrepancies that could not be resolved. Phoenix created an exception.

Valuation Review (Appraisal, CDA, etc.): Phoenix performed a valuation review to determine how much equity the borrower/entity has or will have in the property. The accuracy of the appraisal is critical. Phoenix evaluated the quality of appraisal and valuation products to determine that the correct form type was utilized, materially complete, and complies with industry standards and guidelines. Phoenix may use third-party tools and information (such as analytical tools, public record databases, and automated valuation models) to help identify areas of inaccuracy and/or inconsistencies that may be indicators of appraisal deficiencies. Per Client’s valuation waterfall and guideline overlay, agency loans approved with properties having a CU Score of > 2.5 or are not eligible for collateral representation and warranty relief reflected within the UCDP Submission Summary Report and AUS, Phoenix obtained an independent post-close CDA to verify the original appraisal valuation for any variance and risk.

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Appraisal/Valuation review components include the following:

a.	Verify that all elements of appraisal are present (i.e., value conclusion, property data, comparable sales, occupancy, location map, sketch, etc.),

b.	Verify property address and collateral documentation,

c.	Review property zoning and legal use,

d.	Confirm subject front, rear, and street shots are present along with required interior photos of the kitchen, bathrooms, bedrooms, main living area, upgrades, and deferred maintenance,

e.	Analyze pictures for the condition of the property, possible red flags, health or safety issues, or negative external factors,

f.	Determine that the appraised value is reasonable and was established using reasonable comparable sales, reasonable adjustments, and acceptable appraisal practices and,

g.	Validate that the subject property is not located in an area with an individual FEMA disaster declaration after the valuation date.

i.	For example, if the appraisal date is before the FEMA Effective Date for any of the disasters listed. In that case, Phoenix will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

Moreover, Phoenix’s Review of comparable properties includes the following items to assess whether the value is reasonably supported:

a.	Property data, including quality, condition, size, square footage, style, and features,

b.	Neighborhood features and within pricing brackets,

c.	Comparable properties were within a reasonable distance from the subject, and

d.	Review adjustments for reasonableness and pricing evaluation across properties.

Financial Institutions Reform, Recovery and Enforcement Act of 1989 (“FIRREA”) Review: Phoenix confirmed to the extent possible that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Phoenix

a.	Confirmed the lender listed on the appraisal matches the subject transaction,

b.	The appraisal date to confirm it took place before final approval,

c.	That the report was signed and dated, and

d.	The appraisal/valuation scope is clearly defined. Phoenix verified the appraiser’s name, company, license information, and whether the appraiser was supervised.

The individuals performing the original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

Compliance Review: Phoenix reviewed each Loan File and, if applicable, verified that it was consummated in compliance with the applicable federal, state, and local anti-predatory lending statutes in effect at the time of origination of the mortgage loan. Phoenix’ review included, but was not limited to, the verification and validation that each mortgage loan met the relevant provisions of:

a.	Anti-Predatory Lending requirements that are imposed by federal, state and/or local statutory, regulatory or authoritative determinations (e.g., state constitutional provisions, ordinances, interpretations, judicial determinations, etc.) that impose civil or criminal liability upon the Assignee or may cause significant loss severity to the value of the Loan, including HOEPA and any state and local high-cost home loan laws. Assignee shall have the meaning as defined in TILA,

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b.	the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026,

c.	the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024,

d.	the Equal Credit Opportunity Act (“ECOA”), 15 U.S.C. §1691 as implemented by Regulation B, 12 C.F.R. §1001.1(b);.

Anti-Predatory Lending: Loans were reviewed for violations of federal, state & local high-cost, higher-priced and/or consumer finance laws and regulations that carry Assignee Liability, including those defined below. Any loan that is determined to be classified and/or described as high cost, higher-priced, subprime, threshold, predatory high risk, covered, or similar classification/definition was reported.

Truth-in-Lending Act (TILA) / Regulation Z: Loans were reviewed to determine compliance with the following requirements of TILA and Regulation Z, including, but not limited to, the following:

a.	TILA/RESPA Integrated Disclosure Testing (“TRID”). A review and comparison of LEs and CDs with a report outlining any TILA violations, including a recalculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, total of payments, finance charge, amount financed, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes. Testing will be conducted to fulfill the elements Structured Finance Association (SFA) TRID Compliance Review Scope (“TRID Grid 4.0” as amended from time to time),

b.	Right of Rescission. A review of the TILA Right of Rescission, Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s). The appropriate Model Form will be tested according to applicable U.S. Court of Appeals, Circuit Court rulings,

c.	Qualified Mortgage and Ability to Repay. A review to ensure the mortgage loan meets the applicable Qualified Mortgage (“QM”) and Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. QM and ATR testing is detailed below.

Real Estate Settlement Procedures Act (RESPA)/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the mortgage loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

Equal Credit Opportunity Act (ECOA)/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

Fair Credit Reporting Act (FRCA)/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

Miscellaneous Compliance Testing:

a.	Phoenix tests for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state-permitted penalty has expired, this was reported.

b.	Where applicable, the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations.

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Qualified Mortgage (QM)

With respect to QM (Safe Harbor and Rebuttable Presumption) designated loans, Phoenix reviews the loan to determine whether based on available information in the Loan File:

a.	the loan contains risky loan features and terms (e.g. an interest-only feature or negative amortization),

b.	the “points and fees” exceed the applicable QM threshold,

c.	the monthly payment was calculated appropriately,

d.	the creditor considered and verified income or assets at or before consummation,

e.	the creditor appropriately considered debt obligations, alimony, and child support, and

f.	depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either

i.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the review includes a recalculation of all income and liabilities, with attention to the appropriate documentation for each source. GSE Patch applied to GSE eligible loan applications prior to the GSE Patch expiration 7/01/2021.

ii.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

iii.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors. GSE eligible loans with application dates on or after 7/01/2021 must meet the Revised QM Rule.

For example, if a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable Agency as permitted under the QM final rule. In that case, Phoenix reviews the loan to determine whether, based on available information in the Loan File the loan satisfied (a), (b) and (c) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Phoenix then determines whether the loan is a Safe Harbor QM or Rebuttable Presumption QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

Ability to Repay (ATR)

Phoenix reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, made a reasonable, good-faith determination before or when the loan is consummated that the consumer has a reasonable ability to repay the loan under the following eight underwriting factors, and verified such information using reasonably reliable third-party records:

a.	the consumer’s current or reasonably expected income or assets,

b.	if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status,

c.	the consumer’s monthly payment,

d.	the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made,

e.	the consumer’s monthly payment for mortgage-related obligations,

f.	the consumer’s current debt obligations, alimony, and child support,

g.	the consumer’s monthly debt-to-income ratio or residual income, and

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h.	the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, and the documentation provided to support each item used in the originator’s determination of the ability to repay.

Phoenix reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR, or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Phoenix does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Phoenix’s Review is based on information contained in the Loan File at the time it was provided to Phoenix to review, and only reflects information as of that point in time.

Summary of Findings and Conclusions

The NRSRO criteria referenced for this report and for grading descriptions are based on the NRSROs’ requirements listed on the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After considering the grading implication of the Compliance, Credit, and Property/Valuation sections above, 75% of the loans by number in the pool possessed an NRSRO grade of “A”.

NRSRO Grade	# Loans	% of All Loans
A	30	70%
B	13	30%
C	0	0%
D	0	0%
Total	43	100%

COMPLIANCE RESULTS SUMMARY

Please note that 100% of loans were subject to a regulatory compliance review and received “A” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Review Population
A	43	100%	100%
B	0	0%	0%
C	0	0%	0%
D	0	0%	0%
Compliance Not Run	0	0%	0%
Total	43	100%	100%

CREDIT RESULTS SUMMARY

Within the securitization population of forty-three (43) loans, 100% of the loans represent “A” credit grades.

NRSRO Grade	# Loans	% of All Loans
A	43	100%
B	0	0%
C	0	0%
D	0	0%
Total	43	100%

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PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population of thirty (30) loans, 70% of the loans represent “A” property grades.

NRSRO Grade	# Loans	% of All Loans
A	30	70%
B	13	30%
C	0	0%
D	0	0%
Total	43	100%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the forty-three (43) loans reviewed, there are three-hundred forty-seven (347) different tape discrepancies across ninety-two (92) data fields (some loans had more than one data delta). Not all data fields were provided on all loans within the securitization population. Phoenix’s diligence system did account for some variances due to rounding factors.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
AllOtherPayments	15	41	36.6%
AmortizationTerm	1	43	2.3%
AppraiserCertorLicenseNumber	2	40	5.0%
AssessorsParcelNumberAPN	3	40	7.5%
AusFindings	7	41	17.1%
B1BirthDate	2	43	4.7%
B1Citizen	0	43	0.0%
B1Ethnicity	0	37	0.0%
B1FirstName	1	43	2.3%
B1Gender	2	43	4.7%
B1LastName	2	43	4.7%
B1MaritalStatus	0	43	0.0%
B1OriginationFICO	2	43	4.7%
B1QualifyingIncome	6	35	17.1%
B1Race	1	38	2.6%
B1SelfEmploymentFlag	1	43	2.3%
B1SSN	1	43	2.3%
B2BirthDate	1	25	4.0%
B2Citizen	0	24	0.0%
B2Ethnicity	1	22	4.6%
B2FirstName	0	25	0.0%
B2Gender	0	24	0.0%
B2LastName	1	25	4.0%
B2OriginationFICO	6	25	24.0%
B2QualifyingIncome	1	17	5.9%
B2Race	1	21	4.8%
B2SelfEmploymentFlag	1	25	4.0%
B2SSN	0	25	0.0%

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CashOutIncludeDebtPaidatClose	5	6	83.3%
CashtoClose	33	42	78.6%
DiscountPoints	3	20	15.0%
DSCR	0	43	0.0%
EscrowWaiverinFile	2	43	4.7%
FinalAppraisalDate	1	29	3.5%
FinalAppraiserCompany	2	40	5.0%
FirstPaymentDate	0	43	0.0%
FirstTimeHomebuyerMtrade	5	43	11.6%
FloodZoneIndicator	1	43	2.3%
InitialMonthlyPIOrIOPayment	0	43	0.0%
InterestedPartyContributions	10	10	100.0%
InterestOnlyFlag	0	43	0.0%
InterestRate	0	43	0.0%
LevelofPropertyReview	0	39	0.0%
LienPosition	0	43	0.0%
LoanAmount	0	43	0.0%
LoanID	0	43	0.0%
LoanOriginatorNMLS	0	43	0.0%
LoanPurpose	0	43	0.0%
LoanType	0	43	0.0%
MaturityDate	1	43	2.3%
MonthlyHOADollar	2	24	8.3%
MonthlyPaymentofOtherLien	0	1	0.0%
MonthlyPropertyTaxAmount	15	43	34.9%
MtradeProjectType	0	1	0.0%
NoteDate	0	43	0.0%
NoteType	0	43	0.0%
NumberofUnits	0	42	0.0%
Occupancy	0	43	0.0%
PrepaymentPenaltyFlag	0	17	0.0%
PrimaryAppraisedPropertyValue	0	39	0.0%
PrimaryAppraiserName	4	40	10.0%
PrimaryMortgageorRentTimes30	0	43	0.0%
PrimaryMortgageorRentTimes60	0	43	0.0%
PrimaryMortgageorRentTimes90	0	43	0.0%
PropertyAddress	11	43	25.6%
PropertyCity	0	43	0.0%
PropertyCounty	0	40	0.0%
PropertyDescription	0	23	0.0%
PropertyRights	0	42	0.0%
PropertyState	0	43	0.0%
PropertyType	7	43	16.3%
PropertyZipCode	0	43	0.0%
PurchasePrice	0	26	0.0%
QualifyingCLTV	15	43	34.9%
QualifyingFICO	0	43	0.0%
QualifyingHLTV	7	41	17.1%
QualifyingHousingDebtincomeRatio	22	43	51.2%
QualifyingInterestRate	1	39	2.6%

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12

QualifyingLoanAmount	0	43	0.0%
QualifyingLTV	15	43	34.9%
QualifyingMonthlyPIAmount	1	43	2.3%
QualifyingTotalDebtIncomeRatio	29	43	67.4%
QualifyingTotalReservesNumberofMonths	24	25	96.0%
RefinanceType	1	5	20.0%
ReviewedAppraisedPropertyValue	8	43	18.6%
SalesPrice	0	38	0.0%
Term	1	43	2.3%
TotalClosingCosts	8	8	100.0%
TotalMonthlyPropertyInsuranceAmount	3	43	7.0%
TotalOtherREONetRentalIncome	1	1	100.0%
TotalQualifiedAssetsAvailable	27	42	64.3%
TotalQualifiedAssetsforReservesPostClose	24	24	100.0%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY DATA*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	43	100%	$26,679,525	100%
Adjustable	0	0%	$0	0%
Unidentified	0	0%	$0	0%
Total	43	100%	$26,679,525	100%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	2%	$535,450	2%
Cash Out: Other/Multipurpose/Unknown purpose	2	5%	$929,600	3%
Limited Cash-Out (GSE Definition)	2	5%	$2,224,400	8%
First-Time Home Purchase (Purchaser has not owned a principal residence in the past three years.)	16	37%	$10,248,678	38%
Other-than-first-time Home Purchase	22	51%	$12,741,397	48%
Total	43	100%	$26,679,525	100%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached (non-PUD)	19	44%	$12,769,920	48%
1 Family Attached	1	2%	$1,026,000	4%
Condo, Low Rise	9	21%	$4,884,972	18%
PUD	14	33%	$7,998,633	30%
Total	43	100%	$26,679,525	100%

*Some tables may not add to 100% due to rounding.

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13

DISCLAIMER

In the consumer finance sector, Phoenix Collateral Advisors, LLC (“the Company”) carries out due diligence studies for Residential Mortgage-Backed Securities in addition to reviewing assets, collateral, counterparty activities, and other related matters. The Company uses factual information from issuers, underwriters, and other reliable sources to maintain the ratings indicated herein and to produce reports. According to its rating methodology, the Company conducts reasonable examinations of factual information. Furthermore, to the extent that independent sources of information are accessible, the Company endeavors in good faith to confirm the accuracy of the information.

Reports may include assumptions and predictions about future events that are inherently ‘forward-looking’ and cannot be confirmed as facts. As a result, these Reports may be affected by unforeseen events or conditions that were not anticipated at the time of issuance. Forward-looking statements carry risks and uncertainties that could lead to actual future performance differing significantly from the assumptions and conclusions presented in the Reports. Therefore, Reports do not guarantee future performance nor should they be considered a prospectus related to any underlying securities (if applicable). Caution is advised when relying on Reports for the purchase, sale, or holding of any security.

The Company’s ratings, analyses, reports, and other opinions (collectively referred to as “Reports”) are given “as is” and without any type of express or implied assurance or warranty. The Reports’ accuracy, completeness, merchantability, and appropriateness for a particular purpose are all expressly disclaimed by the Company. The Reports do not advise what securities to purchase, sell, or hold onto. Every report is regarded as collaboratively produced, and no one person will be recognized as the sole “author” of any report. The individual(s) mentioned in the report contributed to its contents, but they are not exclusively accountable for it.

This report only assesses credit risk, unless specifically instructed otherwise. To be more precise, no rating or grading in a Report considers the risk associated with any security—or any component of it—due to shifts in the market.

The Company does not provide investment, legal, or tax advice, and the Reports should not be interpreted as such. These Reports are intended solely for the benefit of the requesting entity and may not be shared with third parties without the prior written consent of both the Company and the requesting entity. The Reports are based on information available and current regulations at the time of issuance, and the Company disclaims any obligation to update them due to subsequent changes in facts or regulations. Additional factual investigations or enhanced reviews cannot guarantee the accuracy of all information provided to the Company. Reports should be viewed solely as expressions of opinion, rather than factual statements about creditworthiness or recommendations regarding the buying, selling, or holding of any securities.

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